Income taxes - Deferred income tax assets (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Deferred income tax assets
Net operating tax loss carry-forwards	$ 54,356	$ 47,884
Property and equipment and other	5,414	4,038
Research and development expenditures	13,846	13,205
Federal and provincial investment tax credits	7,487	7,140
Other	1,739	2,954
Total gross deferred income tax assets	82,842	75,221
Valuation allowance	(82,817)	(75,115)
Total deferred income tax assets	$ 25	$ 106